AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 3, 1999

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


     Filed by the registrant |X|
     Filed by a party other than the registrant |_|
     Check the appropriate box:
|X|  Preliminary proxy statement
                                         |_| Confidential, For Use of the Com-
                                             mission Only (as permitted by
                                             Rule 14a-6(e)(2))
|_|  Definitive proxy statement
|_|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                              MUNIVEST FLORIDA FUND
                      MUNIVEST MICHIGAN INSURED FUND, INC.
                         MUNIVEST NEW JERSEY FUND, INC.
                         MUNIYIELD FLORIDA INSURED FUND
                          MUNI YIELD PENNSYLVANIA FUND
                     MUNIYIELD NEW JERSEY INSURED FUND, INC.
                      MUNIYIELD MICHIGAN INSURED FUND, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
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               (Name of Registrant as Specified in Its Charter)
                                 Same as above
------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
 |X| No fee required.
 |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

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   (2) Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4) Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------
   (5) Total fee paid:
------------------------------------------------------------------------------
   |_| Fee paid previously with preliminary materials.

------------------------------------------------------------------------------
   |_| Check box if any part of the fee is offset as provided by Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

------------------------------------------------------------------------------
   (2) Form, Schedule or Registration Statement no.:

------------------------------------------------------------------------------
   (3) Filing Party:

------------------------------------------------------------------------------
   (4) Date Filed:
------------------------------------------------------------------------------



                                PRELIMINARY COPY

                             MUNIVEST FLORIDA FUND
                     MUNIVEST MICHIGAN INSURED FUND, INC.
                        MUNIVEST NEW JERSEY FUND, INC.
                        MUNIYIELD FLORIDA INSURED FUND
                          MUNIYIELD PENNSYLVANIA FUND
                    MUNIYIELD NEW JERSEY INSURED FUND, INC.
                     MUNIYIELD MICHIGAN INSURED FUND, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                              -------------------

                 NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS

                              -------------------

                                APRIL 21, 1999

TO THE STOCKHOLDERS:

     Notice is hereby given that the 1999 Annual Meeting of Stockholders (the "Meeting") of each of the above-listed investment companies (each a "Fund" and, collectively, the "Funds") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, April 21, 1999 at the time specified in Exhibit A hereto for the following purposes:

          (1) To elect members of the Board of Directors/Trustees of each Fund to serve for the ensuing year;

          (2) (a) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of each Fund (other than MuniVest New Jersey Fund, Inc. and MuniYield Michigan Insured Fund, Inc.) for its current fiscal year;

               (b) To consider and act upon a proposal to ratify the selection of Ernst & Young LLP to serve as independent auditors for each of MuniVest New Jersey Fund, Inc. and MuniYield Michigan Insured Fund, Inc. for its current fiscal year;

          (3) To consider and act upon a proposal to approve an amendment to the Articles Supplementary (for Maryland corporations) or Certificate of Designation (for Massachusetts business trusts) of each Fund; and

          (4) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of each Fund has fixed the close of business on February 24, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of each Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of that Fund for any purpose germane to the Meeting during ordinary business hours from and after April 7, 1999, at the offices of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of the respective Fund.

                                    By Order of the Boards


                                    PATRICK D. SWEENEY
                                    SECRETARY OF THE FUNDS
Plainsboro, New Jersey
Dated:          , 1999

                                PRELIMINARY COPY

                           COMBINED PROXY STATEMENT

                             -------------------

                             MUNIVEST FLORIDA FUND
                     MUNIVEST MICHIGAN INSURED FUND, INC.
                        MUNIVEST NEW JERSEY FUND, INC.
                        MUNIYIELD FLORIDA INSURED FUND
                          MUNIYIELD PENNSYLVANIA FUND
                    MUNIYIELD NEW JERSEY INSURED FUND, INC.
                     MUNIYIELD MICHIGAN INSURED FUND, INC.

                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                             -------------------

                      1999 ANNUAL MEETING OF STOCKHOLDERS

                             -------------------

                                APRIL 21, 1999


                                 INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors or Trustees (hereinafter the "Directors") of the above-listed funds (each a "Fund" and, collectively, the "Funds"), to be voted at the 1999 Annual Meeting of Stockholders of each Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, April 21, 1999 at the time specified in Exhibit A hereto. The approximate mailing date of this Proxy Statement is March , 1999.

     Each Fund is organized either as a Maryland corporation or a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, throughout the proxy statement shares of common stock or beneficial interest of a Fund are referred to as "Shares," the outstanding Shares and auction market preferred stock ("AMPS") of a Fund are referred to collectively as the "Capital Stock," holders of Shares or AMPS are referred to as "stockholders," the Board of Directors or Trustees of each of the Funds is referred to as the "Board," the directors or trustees of each Fund are referred to as "Board members," the investment adviser of each Fund is referred to as the "Investment Adviser" or "FAM" and each Fund's Articles of Incorporation or Declaration of Trust is referred to as its "charter." Unless otherwise indicated, MLAM and Fund Asset Management L.P. ("FAM") are together referred to as "MLAM."

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted FOR the election of the Board members, FOR the ratification of the selection of independent auditors to serve for that Fund's current fiscal year and FOR the amendment to the Articles Supplementary or Certificate of Designation of the applicable Fund. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund's address indicated above or by voting in person at the Meeting.

     The Board of each Fund has fixed the close of business on February 24, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of Shares and the number of shares of AMPS indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding Shares or AMPS at such date.

     The Board of each Fund knows of no business other than that mentioned in Items 1, 2 and 3 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                       ITEM 1. ELECTION OF BOARD MEMBERS

     At the Meetings, the Board members of each Fund will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

          (1) All proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated in Exhibit A as Board members to be elected by holders of AMPS; and

          (2) All proxies of the holders of Shares and AMPS, voting together as a single class, in favor of the five (5) persons designated in Exhibit A as Board members to be elected by holders of shares and AMPS.

     The Board of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board for such Fund may recommend.

     Certain   information   concerning  the  nominees  is  set  forth  below.
Additional information concerning the nominees and other information relevant to the election of Board members is set forth in Exhibit A.


                                                                                PRINCIPAL OCCUPATIONS
                                                                                DURING PAST FIVE YEARS
            NAME AND ADDRESS OF NOMINEE                  AGE                   AND PUBLIC DIRECTORSHIPS(1)
            ---------------------------                  ---                   ---------------------------

Donald Cecil(1)(2)(3)..........................           72        Special Limited Partner of Cumberland Associates
    Cumberland Associates                                              (an investment partnership) since 1982; Member
    1114 Avenue of the Americas                                        of Institute of Chartered Financial Analysts;
    New York, New York 10036                                           Member and Chairman of Westchester County
    (N.Y.) Board of Transportation.

M. Colyer Crum(l)(2)(3)........................           66        President and Director of M. Colyer Crum &
    104 Westcliff Road                                                 Associates, Inc.; Currently James R. Williston
    Weston, Massachusetts 02493                                        Professor of Investment Management  Emeritus,
                                                                       Harvard Business  School;  James R. Williston,
                                                                       Professor of  Investment  Management,  Harvard
                                                                       Business School,  from 1971 to 1996;  Director
                                                                       of  Cambridge  Bancorp and Sun Life  Assurance
                                                                       Company of Canada.

Edward H. Meyer(l)(2)(3).......................           72        President of Grey Advertising, Inc. since 1968,
    Grey Advertising, Inc.                                             Chief Executive Officer since 1970 and
    777 Third Avenue                                                   Chairman of the Board of Directors since 1972;
    New York, New York 10017                                           Director of The May Department Stores Company,
                                                                       Bowne & Co., Inc. (financial printers),  Ethan
                                                                       Allen Interiors, Inc. and Harman International
                                                                       Industries, Inc.

Jack B. Sunderland(l)(2)(3)....................           70        President and Director of American Independent Oil
    P. O. Box 7                                                        Company, Inc. (an energy company) since 1987;
    West Cornwall, Connecticut 06796                                   Member of Council on Foreign Relations since
                                                                       1971.

J. Thomas Touchton(l)(2)(3)....................           60        Managing Partner of The Witt-Touchton Company and
    The Witt-Touchton Company                                          its predecessor, The Witt Co. (a private
    Suite 3405                                                         investment partnership) since 1972; Trustee
    One Tampa City Center                                              Emeritus of Washington and Lee University;
    201 North Franklin Street                                          Director of TECO Energy, Inc. (an electric
    Tampa, Florida 33602                                               utility holding company).

Fred G. Weiss(l)(2)(3).........................           57        Managing Director of FGW Associates since 1997;
    16450 Maddalena Place                                              Vice President, Planning, Investment and
    Delray Beach, Florida 33446                                        Development of Warner Lambert Co. from 1979 to
                                                                       1997.

Arthur Zeikel(1)(3)*...........................           66        Chairman of FAM and of MLAM (which  terms as used
                                                                       P.O. Box 9011 herein  include their  corporate
                                                                       predecessors) Princeton, New Jersey 08543-9011
                                                                       since  1997;  President  of FAM and MLAM  from
                                                                       1977 to 1997;  Chairman of Princeton Services,
                                                                       Inc.   ("Princeton   Services")   since  1997,
                                                                       Director  thereof  since  1993  and  President
                                                                       thereof  from  1993 to  1997;  Executive  Vice
                                                                       President of Merrill  Lynch & Co., Inc. ("ML &
                                                                       Co.") since 1990.


---------------------------------------
(1)  Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Board Members" in Exhibit A.
(2)  Member  of the  Audit  Committee  of each Board.
(3)  Please see  Exhibit A for  information  with  respect to each Fund  indicating  the names of the  nominees to be elected by holders of AMPS,  voting separately as a class and the names of the nominees to be elected by holders of Shares and AMPS, voting together as a single class.
 *   Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment  Company Act"), of each of the Funds.



     COMMITTEE AND BOARD MEETINGS. The Board of each Fund has a standing Audit Committee, which consists of Board members who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Board members have retained independent legal counsel to assist them in connection with these duties. No Fund's Board has a nominating committee.

     During each Fund's last fiscal year, each of the Board members then in office attended at least 75% of the aggregate of the total number of meetings of the Board held during the fiscal year and, if a member, of the total number of meetings of the Audit Committee held during the period for which he served.

     COMPLIANCE  WITH SECTION  16(A) OF THE  SECURITIES  EXCHANGE ACT OF 1934.
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and directors of each Fund and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on each Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment
Company Act, (I.E., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that Michael J. Hennewinkel inadvertently made a late Form 3 filing reporting his election as a Senior Vice President of FAM, which report indicated that owned no shares of any of the Funds.

     INTERESTED PERSONS. Each Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Zeikel is the President of each Fund and the Chairman of FAM and MLAM.

     COMPENSATION OF BOARD MEMBERS. FAM, the investment adviser of each Fund, pays all compensation to all officers of the Fund and all Board members of the Fund who are affiliated with ML & Co. or its subsidiaries. Each Fund pays each Board member not affiliated with FAM (each a "non-affiliated Board member") an annual fee plus a fee for each meeting attended, and each Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Board members, an annual fee plus a fee for each meeting attended, together with such non-affiliated Board member's out-of-pocket expenses relating to attendance at such meetings. Information with respect to fees and expenses paid to the non-affiliated Directors for each Fund's most recently completed fiscal year is set forth in Exhibit A.

     OFFICERS OF THE FUNDS. Information regarding the officers of each Fund is set forth in Exhibit A. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

     STOCK OWNERSHIP. At the Record Date, the Board members and officers of each Fund as a group owned an aggregate of less than 1% of the Shares of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, an officer and a Board member of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

           ITEM 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of each Fund (other than MuniVest New Jersey Fund, Inc. and MuniYield Michigan Insured Fund, Inc.), including a majority of the Board members who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. No Fund knows of any direct or indirect financial interest of such auditors in the Fund. The Boards of MuniVest New Jersey Fund, Inc. and MuniYield Michigan Insured Fund, Inc., including a majority of the Board members who are not interested persons of MuniVest New Jersey Fund, Inc. or MuniYield Michigan Insured Fund, Inc., have selected Ernst & Young LLP ("E&Y"), independent auditors, to examine the financial statements of MuniVest New Jersey Fund, Inc. and MuniYield Michigan Insured Fund, Inc. for the current fiscal year. Such appointment is subject to ratification or rejection by the stockholders of each Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T acts as independent auditor for each of the Funds, except MuniVest New Jersey Fund, Inc. and MuniYield Michigan Insured Fund, Inc., for which E&Y acts as independent auditor. D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies advised by FAM or MLAM. E&Y also acts as independent auditors for other investment companies advised by FAM or MLAM. The fees received by the independent auditors from these other entities are substantially greater, in the aggregate, than the total fees received by the independent auditors from each applicable Fund. The Board of each Fund considered the fact that (i) D&T has been retained as the independent auditors for ML & Co. and he other entities described above and
(ii) E&Y has been retained as the independent auditors for other investment companies advised by FAM or MLAM in its evaluation of the independence of the independent auditors with respect to the Fund.

     Representatives of D&T and E&Y are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

             ITEM 3. PROPOSED AMENDMENT TO ARTICLES SUPPLEMENTARY
                         OR CERTIFICATE OF DESIGNATION

     At meetings held February 3, 1999, the Board of each of the Funds approved amendments to Section 5(c) of the Articles Supplementary or Certificate of Designation, as applicable, of that Fund. The proposed amendment of Section 5(c) will affect issued and outstanding AMPS. The proposed amendment is described below and a form of amended Section 5(c) is attached to this Proxy Statement as Exhibit B-1 for the Maryland corporations and as Exhibit B-2 for the Massachusetts business trusts. Information about each Fund's jurisdiction of organization and its Articles Supplementary or Certificate of Designation is included in Exhibit A. The Board of each Fund has declared the amendment advisable and has directed that the proposed amendments be submitted to the stockholders of each of the Funds for approval at the Meeting. The Board recommends that the stockholders of each Fund approve the proposed amendments to that Fund's Articles Supplementary or Certificate of Designation.

     Currently, the Articles Supplementary or Certificate of Designation of each Fund require the approval of a majority of a Fund's outstanding AMPS in order to issue any additional shares of AMPS or any other preferred stock. The proposed amendment would delete this requirement and permit each Fund, upon Board approval, to issue additional shares of preferred stock, including AMPS, without obtaining stockholder approval.

     The proposed amendment provides the Board and each Fund with greater flexibility. The proposed amendment permits the Board members to issue additional AMPS in order to maintain each Fund's targeted level of financial leverage without the time delays and costs involved with seeking stockholder approval each time a Fund wishes to issue additional AMPS.

     The issuance of additional AMPS may provide holders of Shares with a potentially higher yield. The use of leverage, however, involves certain risks for holders of Shares, including higher volatility of both the net asset value and the market value of the Shares. Leverage also creates the risk that the investment return on the Fund's Shares will be reduced to the extent the dividends paid on preferred stock and other expenses of the preferred stock exceed the income earned by the Fund on its investments. If the Fund is liquidated, preferred stockholders will be entitled to receive liquidating distributions before any distribution is made to holders of Shares.

     The fee paid to the Investment Adviser for investment advisory and management services is based on the Fund's average weekly net assets, including assets acquired from the sale of preferred stock. Therefore, the fee paid to the Investment Adviser will increase as a result of any issuance of additional AMPS or other preferred stock.

     Any issuance of additional shares of preferred stock by a Fund must be in compliance with the 200% asset coverage requirement of Section 18 of the
Investment Company Act. Also, the Funds currently anticipate that any additional shares of preferred stock to be issued would also be AMPS and that any such AMPS would be rated by nationally recognized statistical rating organizations ("NRSROs") as are all currently outstanding AMPS. These NRSROs in rating the additional AMPS will impose their own asset coverage requirements on the additional AMPS.

     If additional AMPS or other shares of preferred stock are issued by a Fund, except as indicated below and as otherwise required by applicable law, holders of shares of any newly issued AMPS or other preferred stock will have equal voting rights with outstanding Shares and AMPS (one vote per share) and will vote together with holders of outstanding Shares and AMPS as a single class.

     In connection with the election of a Fund's Board members, holders of shares of any newly issued AMPS or other preferred stock and the outstanding AMPS, voting together as a separate class, will be entitled to elect two of the Fund's Board members, and the remaining Board members will be elected by all holders of Capital Stock. If at any time dividends on shares of the Fund's preferred stock shall be unpaid in an amount equal to two full years' dividends thereon, the holders of any newly issued AMPS or other preferred stock and the outstanding AMPS, voting together as a separate class, will be entitled to elect a majority of the Fund's Board members until all dividends in default have been paid or declared and set apart for payment. Also, the affirmative vote of the holders of any newly issued AMPS or other preferred stock and the outstanding AMPS, voting together as a separate class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including any vote to convert the Fund to an open-end investment company or to change the Fund's fundamental investment policies.

     The Board of each  Fund  recommends  that the  stockholders  approve  the
proposed   amendment  to  the  Articles   Supplementary   or   Certificate  of
Designation.

                            ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Funds in proportion to their respective net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. The Funds may also hire proxy solicitors at their own expense.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of securities of each Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Board member nominees, "FOR" the ratification of the independent auditors and "FOR" the amendment to the Articles Supplementary or Certificate of Designation.

     With respect to Item 1. "Election of Board Members," holders of AMPS, voting separately as a class, are entitled to elect two Board members and holders of Capital Stock, voting together as a single class, are entitled to elect the remaining Board members. Assuming a quorum is present, (A) [with respect to Maryland corporations] (i) election of the two Board members to be elected by the holders of AMPS, voting separately as a class, will require a plurality of all votes cast by the holders of AMPS, represented at the Meeting and entitled to vote; and (ii) election of the remaining Board members will require a plurality of all of the votes cast by the holders of Capital Stock represented at the Meeting and entitled to vote, voting together as a single class; (B) [with respect to Massachusetts business trusts] (i) election of the two Board members to be elected by the holders of AMPS, voting separately as a class, will require the affirmative vote of a majority of the AMPS present at the Meeting in person or by proxy and (ii) election of the remaining Board members will require the affirmative vote of a majority of the shares of Capital Stock present at the Meeting in person or by proxy, voting together as a single class.

     With respect to Item 2. "Ratification of Selection of Independent Auditors," assuming a quorum is present (A) [with respect to Maryland corporations] approval will require the affirmative vote of a majority of the votes cast by the holders of shares of Capital Stock represented at the Meeting and entitled to vote, voting together as a single class; and (B) [with respect to Massachusetts business trusts] approval will require the affirmative vote of a majority of the shares of Capital Stock present at the meeting in person or by proxy, voting together as a single class.

     With respect to Item 3. "Proposed Amendments To Articles Supplementary or Certificate of Designation," assuming a quorum is present, (A) [with respect to the Maryland corporations] approval of amendment of each Articles Supplementary will require the affirmative vote of (i) the holders representing a majority of the outstanding shares of Capital Stock of the relevant Fund, voting together as a single class, and (ii) the holders representing a majority of the outstanding AMPS of all series of the relevant Funds, voting together as a single class; and (B) [with respect to Massachusetts business trusts] approval of amendment of each Certificate of Designation will require the affirmative vote of (i) a majority of the shares of Capital Stock of the relevant Funds present at the Meeting in person or by proxy, voting together as a single class and (ii) the affirmative vote of two-thirds of the AMPS outstanding and entitled to vote, voting together as a single class.

     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), holding shares of each Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board members (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Broker-dealer forms, including MLPF&S, will not be permitted to grant voting authority without instructions with respect to amending the Articles Supplementary or Certificate of Designation (Item 3). The Funds will include shares held of record by broker-dealers as to which such authority has been granted in their tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned to the Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for purposes of a quorum. MLPF&S has advised the Fund that it intends to vote shares held in its name for which no instructions are received, except as limited by agreement or applicable law, on Items 1 and 2 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2 (in the case of Maryland corporations); however, abstentions and broker non-votes will have the same effect as a vote against Item 3 (in the case of Maryland corporations) and as a vote against
Item 1, Item 2 and Item 3 (in the case of Massachusetts business trusts).

     Management knows of no other matters to be presented at the special meeting. However, if other matters are presented for a vote at the meeting or any adjournments thereof, the proxy holders will vote the shares represented by properly executed proxies according to their judgment on those matters.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FUND'S LAST FISCAL YEAR TO ANY STOCKHOLDER UPON REQUEST. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Patrick D. Sweeney, or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

     If a stockholder of a Fund intends to present a proposal at the 2000 Annual Meeting of Stockholders of that Fund, which is anticipated to be held in April 2000, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by ____________, 1999.

                                     By Order of the Board


                                     PATRICK D. SWEENEY
                                     SECRETARY OF THE FUNDS


Dated:  March ___, 1999

                     [THIS PAGE INTENTIONALLY LEFT BLANK]


                                                                                                          EXHIBIT A

                                              INFORMATION PERTAINING TO EACH FUND

o  GENERAL INFORMATION PERTAINING TO THE FUNDS


                                             DEFINED TERM                            STATE OF
            FUND                          USED IN EXHIBIT A    FISCAL YEAR END    ORGANIZATION       MEETING TIME

MUNIVEST FLORIDA FUND                      MV FL Fund                10/31              MA             9:00 a.m.
MUNIVEST MICHIGAN INSURED FUND, INC..      MV MI Ins. Fund           10/31              MD             9:15 a.m.
MUNIVEST NEW JERSEY FUND, INC.             MV NJ Fund                10/31              MD             9:30 a.m.
MUNIYIELD FLORIDA INSURED FUND             MY FL Ins. Fund           10/31              MA             10:00 a.m.
MUNIYIELD PENNSYLVANIA FUND                MY PA Fund                10/31              MA             10:15 a.m.
MUNIYIELD NEW JERSEY INSURED FUND, INC.    MY NJ Ins. Fund           10/31              MD             10:30 a.m.
MUNIYIELD MICHIGAN INSURED FUND, INC.      MY MI Ins. Fund           10/31              MD             10:45 a.m.





                                                      SHARES OF CAPITAL STOCK OUTSTANDING AS OF THE RECORD DATE

                FUND                                  SHARES                                               AMPS

MV FL FUND                                          5,988,782                                             1,600
MV MI INS. FUND                                     7,387,697                                             2,000
MV NJ FUND                                          5,519,681                                             1,500
MY FL INS. FUND                                     8,418,575                                             2,400
MY PA FUND                                          5,867,566                                             1,600
MY NJ INS. FUND                                     8,563,497                                             2,240
MI INS. FUND                                        7,421,896                                             2,000


o  INFORMATION PERTAINING TO OFFICERS AND BOARD MEMBERS



                         YEAR IN WHICH EACH NOMINEE BECAME A MEMBER OF THE BOARD
     FUND               CECIL         CRUM         MEYER      SUNDERLAND   TOUCHTON      WEISS      ZEIKEL

MV FL FUND               1993         1993         1993         1993         1993        1998        1993
MV MI INS. FUND          1993         1993         1993         1993         1993        1998        1993
MV NJ FUND               1993         1993         1993         1993         1993        1998        1993
MY FL INS. FUND          1992         1992         1992         1992         1992        1998        1992
MY PA FUND               1992         1992         1992         1992         1992        1998        1992
MY NJ INS. FUND          1992         1992         1992         1992         1992        1998        1992
MY MI INS. FUND          1992         1992         1992         1992         1992        1998        1992



     Set forth in the table below, with respect to each Fund, are the names of the nominees to be elected by holders of AMPS, voting separately as a class, and the names of the nominees to be elected by holders of Shares and AMPS, voting together as a single class.




                                                 NOMINEES TO BE                               NOMINEES TO BE ELECTED BY
            FUND                           ELECTED BY HOLDERS OF AMPS                         HOLDERS OF SHARES AND AMPS

MV FL FUND                           Donald Cecil            M. Colyer Crum         Edward H. Meyer           J. Thomas Touchton
                                                                                    Jack B. Sunderland        Fred G. Weiss
                                                                                                              Arthur Zeikel

MV MI INS. FUND                      Donald Cecil            M. Colyer Crum         Edward H. Meyer           J. Thomas Touchton
                                                                                    Jack B. Sunderland        Fred G. Weiss
                                                                                                              Arthur Zeikel

MV NJ FUND                           Donald Cecil            M. Colyer Crum         Edward H. Meyer           J. Thomas Touchton
                                                                                    Jack B. Sunderland        Fred G. Weiss
                                                                                                              Arthur Zeikel

MY FL INS. FUND                      Donald Cecil            M. Colyer Crum         Edward H. Meyer           J. Thomas Touchton
                                                                                    Jack B. Sunderland        Fred G. Weiss
                                                                                                              Arthur Zeikel

MY PA FUND                           Donald Cecil            M. Colyer Crum         Edward H. Meyer           J. Thomas Touchton
                                                                                    Jack B. Sunderland        Fred G. Weiss
                                                                                                              Arthur Zeikel

MY NJ INS. FUND                      Donald Cecil            M. Colyer Crum         Edward H. Meyer           J. Thomas Touchton
                                                                                    Jack B. Sunderland        Fred G. Weiss
                                                                                                              Arthur Zeikel

MY MI INS. FUND                      Donald Cecil            M. Colyer Crum         Edward H. Meyer           J. Thomas Touchton
                                                                                    Jack B. Sunderland        Fred G. Weiss
                                                                                                              Arthur Zeikel


     Set forth in the table below is information regarding board and committee meetings held and the aggregate fees and expenses paid by the Fund to non-affiliated Board members during each Fund's most recently completed fiscal year.




                                    BOARD                                         AUDIT COMMITTEE

                                                                                                                    AGGREGATE
                    # MEETINGS      ANNUAL       PER MEETING       # MEETINGS        ANNUAL        PER MEETING       FEES AND
     FUND              HELD*        FEE ($)       FEE ($)**            HELD          FEE($)          FEE($)**      EXPENSES ($)

MV FL FUND                           2,500           250                              500             125              952,087
MV MI INS. FUND                      2,500           250                              500             125            1,166,168
MV NJ FUND                           2,500           250                              500             125              940,233
MY FL INS. FUND                      2,500           250                              500             125            1,351,348
MY PA FUND                           2,500           250                              500             125            1,012,863
MY NJ INS. FUND                      2,500           250                              500             125            1,348,883
NY INS. FUND                         2,500           250                              500             125            1,898,357

   *  Includes meetings held via teleconferencing equipment.
  **  The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.



     Set forth in the table below is information regarding compensation paid by the Fund to the non-affiliated Board members for the most recently completed fiscal year.



                                                       COMPENSATION FROM FUND ($)*

       FUND                CECIL            CRUM             MEYER         SUNDERLAND       TOUCHTON           WEISS

MV FL FUND               4,500               4,500          4,500          4,500          4,500               3,250
MV MI INS. FUND          4,500               4,500          4,500          4,500          4,500               3,250
MV NJ FUND               4,500               4,500          4,500          4,500          4,500               3,250
MY FL INS. FUND          4,500               4,500          4,500          4,500          4,500               3,250
MY PA FUND               4,500               4,500          4,500          4,500          4,500               3,250
MY NJ INS. FUND          4,500               4,500          4,500          4,500          4,500               3,250
MY MI INS. FUND          4,500               4,500          4,500          4,500          4,500               3,250

   *  No pension or retirement benefits are accrued as part of Fund expenses.


     Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Board members for the year ended December 31, 1998.




                                                                                AGGREGATE COMPENSATION FROM FUND AND OTHER
NAME OF BOARD MEMBER                                                       FAM/MLAM ADVISED FUNDS PAID TO BOARD MEMBERS ($)(1)

Donald Cecil             277,808
M. Coyler Crum           116,600
Edward H. Meyer          214,558
Jack B. Sunderland       133,600
J. Thomas Touchton       133,600
Fred G. Weiss            140,842

(1)     The Directors serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Cecil (34 registered investment companies consisting of 34 portfolios);  Mr. Crum (15 registered  investment companies consisting of 15 portfolios);  Mr. Meyer
        (34 registered investment companies consisting of 34 portfolios);  Mr. Sunderland (18 registered investment companies consisting of 30 portfolios);  Mr. Touchton (18 registered investment companies consisting of 30 portfolios); and Mr.
        Weiss (15 registered investment companies consisting of 15 portfolios).


Set forth in the table below is information about the officers of each of the Funds.



                                                                                    OFFICER SINCE

                NAME AND                                      MV FL  MV MI INS.  MV NJ  MY FL INS.  MY PA   MY NJ INS. MY MI INS.
                BIOGRAPHY                 AGE    OFFICE        FUND    FUND      FUND     FUND      FUND       FUND       FUND

Arthur Zeikel .........................    66   President      1993    1993      1993     1992      1992       1992       1992
   Chairman of MLAM and FAM since 1997;
   President of MLAM and FAM from 1977
   to 1997; Chairman of Princeton Services
   since 1997 and Director thereof since
   1993; President of Princeton Services
   from 1993 to 1997; Executive Vice
   President of ML & Co., Inc. from 1990
   to 1999.

Terry K. Glenn.........................    58   Executive      1993    1993      1993     1992      1992       1992       1992
   Executive Vice President of MLAM and        Vice President
   FAM since 1983; Executive Vice
   President and Director of Princeton
   Services since 1993; President of
   Princeton Funds Distributor, Inc.
   ("PFD") since 1986 and Director thereof
   since 1991; President of Princeton
   Administrators, L.P. since 1998.

Vincent R. Giordano....................    54   Senior Vice    1993    1993      1993     1992      1992       1992       1992
   Senior Vice President of FAM and MLAM         President
   since 1984; Portfolio Manager of FAM
   and MLAM since 1977; Senior Vice
   President of Princeton Services since
   1993.

Kenneth A. Jacob ......................    48   Vice President 1993    1993      1993     1992      1992       1992       1992
   First Vice President of MLAM since
   1997; Vice President of MLAM from 1984
   to 1997; Vice President of FAM since
   1984.

Donald C. Burke........................    38      Vice        1993    1993      1993     1993      1993       1993       1993
   Senior Vice President and Treasurer of        President     1999    1999      1999     1999      1999       1999       1999
   MLAM and FAM since 1999; Senior Vice          Treasurer
   President and Treasurer of Princeton
   Services since 1999; Vice President of
   PFD since 1999; First Vice President of
   MLAM from 1997 to 1999; Vice President
   of MLAM from 1990 to 1997; Director of
   Taxation of MLAM since 1990.

William R. Bock........................    63    Vice President 1998     --        --      1998     1997         --         --
   Vice President of MLAM since 1989.

Theodore R. Jaeckel, Jr................    39    Vice President  --      --      1997       --        --       1997         --
   Director (Municipal Tax-Exempt Fund
   Management) of MLAM since 1997; Vice
   President of MLAM from 1991 to 1997.

 Fred K. Steube........................    48    Vice President  --    1995        --       --        --         --       1995
   Vice President of MLAM since 1989

 Patrick D. Sweeney....................    45      Secretary    1997   1997      1997     1997      1997       1997       1997
   First Vice President of MLAM since
   1997; Vice President from 1990 to 1997.



                                                                   EXHIBIT B-1


               PROPOSED AMENDMENT TO ARTICLES SUPPLEMENTARY OF:


                    MUNIYIELD NEW JERSEY INSURED FUND, INC.
                        MUNIVEST NEW JERSEY FUND, INC.
                     MUNIYIELD MICHIGAN INSURED FUND, INC.
                     MUNIVEST MICHIGAN INSURED FUND, INC.

     SECTION 5(C) OF THE ARTICLES  SUPPLEMENTARY IS REVISED TO READ AS FOLLOWS
(THE  UNDERLINING   INDICATES  LANGUAGE  ADDED;   BRACKETS  INDICATE  LANGUAGE
DELETED):

     Right to Vote with Respect to Certain Other Matters. So long as any shares of AMPS are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the shares of the Preferred Stock Outstanding at the time, voting separately as one class: (i) authorize, create or issue [, or increase the authorized or issued amount of,] any class or series of stock ranking prior to the AMPS or [on a parity with] any other series of Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, [or increase the authorized amount of AMPS or any other Preferred Stock] or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other Preferred Stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Corporation shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Charter of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Corporation shall notify Moody's and S&P ten Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Stock, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including AMPS, voting together as a single class necessary to authorize the action in question.

                                                                   EXHIBIT B-2



             PROPOSED AMENDMENT TO CERTIFICATE OF DESIGNATION OF:

                             MUNIVEST FLORIDA FUND
                        MUNIYIELD FLORIDA INSURED FUND
                          MUNIYIELD PENNSYLVANIA FUND

     SECTION 5(C) OF THE CERTIFICATE OF DESIGNATION IS REVISED TO READ AS FOLLOWS (THE UNDERLINING INDICATES LANGUAGE ADDED; BRACKETS INDICATE LANGUAGE DELETED):

     Right to Vote with Respect to Certain Other Matters. So long as any shares of AMPS are outstanding, the Trust shall not, without the affirmative vote of the holders of a majority of the Preferred Shares Outstanding at the time, voting separately as one class: (i) authorize, create or issue [, or increase the authorized or issued amount of,] any class or series of shares ranking prior to the AMPS or [on a parity with] any other series of Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, [or increase the authorized amount of AMPS or any other Preferred Shares] provided however that the Board of Trustees, without the vote or consent of the holders of AMPS, may from time to time increase the amount of authorized and issued shares of any series of AMPS or any other series of Preferred Shares ranking on a parity with AMPS with respect to the payment of dividends, or the distribution of assets upon dissolution, liquidation or winding up the affairs of the Trust then outstanding and issue such shares, or
(ii) amend, alter or repeal the provisions of the Declaration, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration of holders of shares of AMPS or any other Preferred Shares provided however that the amendment of the Declaration solely to incorporate an increase in the amount of any series of AMPS or Preferred Shares and the terms of issuance thereof, as permitted by subsection (i) of this paragraph (c) shall not be deemed to adversely affect any of the contract rights expressly set forth in the Declaration of holders of shares of AMPS or any other Preferred Shares. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Trust shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Trust shall notify Moody's and S&P ten Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Declaration, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of Preferred Shares, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of Common Shares and Preferred Shares, including AMPS, voting together as a single class necessary to authorize the action in question.



                                                                        Appendix

                                 PRELIMINARY COPY                  COMMON SHARES

                              MUNIVEST FLORIDA FUND
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

          The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniVest Florida Fund (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of shareholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 , 2 AND 3.

                             (Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.


1.  ELECTION OF TRUSTEES   FOR all nominees listed below                     WITHHOLD AUTHORITY
                           (except as marked to the contrary below)  |_|     to vote for all nominees listed
                                                                             below  |_|

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, FRED G. WEISS AND ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR |_|             AGAINST |_|             ABSTAIN |_|

3. Proposal to approve an amendment to the Certificate of Designation of the Fund.

FOR |_|             AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as name  appears
                                        hereon.  When  shares are held by joint
                                        tenants, both should sign. When signing
                                        as    attorney    or    as    executor,
                                        administrator,   trustee  or  guardian,
                                        please  give full  title as such.  If a
                                        corporation,   please   sign   in  full
                                        corporate  name by  president  or other
                                        authorized  officer.  If a partnership,
                                        please  sign  in  partnership  name  by
                                        authorized person.

                                        Dated:___________, 1999

                                        X_________________________________
                                        Signature

                                        X_________________________________
                                        Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                         PRELIMINARY COPY
                                                                COMMON STOCK

                      MUNIVEST MICHIGAN INSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniVest Michigan Insured Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                               (Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.


1.  ELECTION OF TRUSTEES   FOR all nominees listed below                     WITHHOLD AUTHORITY
                           (except as marked to the contrary below)  |_|     to vote for all nominees listed
                                                                             below  |_|

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, FRED G. WEISS AND ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR |_|             AGAINST |_|             ABSTAIN |_|

3. Proposal to approve an amendment to the Certificate of Designation of the Fund.

FOR |_|             AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as name  appears
                                        hereon.  When  shares are held by joint
                                        tenants, both should sign. When signing
                                        as    attorney    or    as    executor,
                                        administrator,   trustee  or  guardian,
                                        please  give full  title as such.  If a
                                        corporation,   please   sign   in  full
                                        corporate  name by  president  or other
                                        authorized  officer.  If a partnership,
                                        please  sign  in  partnership  name  by
                                        authorized person.

                                        Dated:___________, 1999

                                        X_________________________________
                                        Signature

                                        X_________________________________
                                        Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                         PRELIMINARY COPY                         COMMON STOCK

                         MUNIVEST NEW JERSEY FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniVest New Jersey Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                              (Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.


1.  ELECTION OF TRUSTEES   FOR all nominees listed below                     WITHHOLD AUTHORITY
                           (except as marked to the contrary below)  |_|     to vote for all nominees listed
                                                                             below  |_|

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, FRED G. WEISS AND ARTHUR ZEIKEL

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR |_|             AGAINST |_|             ABSTAIN |_|

3. Proposal to approve an amendment to the Certificate of Designation of the Fund.

FOR |_|             AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as name  appears
                                        hereon.  When  shares are held by joint
                                        tenants, both should sign. When signing
                                        as    attorney    or    as    executor,
                                        administrator,   trustee  or  guardian,
                                        please  give full  title as such.  If a
                                        corporation,   please   sign   in  full
                                        corporate  name by  president  or other
                                        authorized  officer.  If a partnership,
                                        please  sign  in  partnership  name  by
                                        authorized person.

                                        Dated:___________, 1999

                                        X_________________________________
                                        Signature

                                        X_________________________________
                                        Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                         PRELIMINARY COPY                        COMMON SHARES

                         MUNIYIELD FLORIDA INSURED FUND
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniYield Florida Insured Fund (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of shareholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                            (Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.


1.  ELECTION OF TRUSTEES   FOR all nominees listed below                     WITHHOLD AUTHORITY
                           (except as marked to the contrary below)  |_|     to vote for all nominees listed
                                                                             below  |_|

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, FRED G. WEISS AND ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR |_|             AGAINST |_|             ABSTAIN |_|

3. Proposal to approve an amendment to the Certificate of Designation of the Fund.

FOR |_|             AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as name  appears
                                        hereon.  When  shares are held by joint
                                        tenants, both should sign. When signing
                                        as    attorney    or    as    executor,
                                        administrator,   trustee  or  guardian,
                                        please  give full  title as such.  If a
                                        corporation,   please   sign   in  full
                                        corporate  name by  president  or other
                                        authorized  officer.  If a partnership,
                                        please  sign  in  partnership  name  by
                                        authorized person.

                                        Dated:___________, 1999

                                        X_________________________________
                                        Signature

                                        X_________________________________
                                        Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                         PRELIMINARY COPY                        COMMON SHARES

                          MUNIYIELD PENNSYLVANIA FUND
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniYield Pennsylvania Fund (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of shareholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                              (Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.


1.  ELECTION OF TRUSTEES   FOR all nominees listed below                     WITHHOLD AUTHORITY
                           (except as marked to the contrary below)  |_|     to vote for all nominees listed
                                                                             below  |_|

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, FRED G. WEISS AND ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR |_|             AGAINST |_|             ABSTAIN |_|

3. Proposal to approve an amendment to the Certificate of Designation of the Fund.

FOR |_|             AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as name  appears
                                        hereon.  When  shares are held by joint
                                        tenants, both should sign. When signing
                                        as    attorney    or    as    executor,
                                        administrator,   trustee  or  guardian,
                                        please  give full  title as such.  If a
                                        corporation,   please   sign   in  full
                                        corporate  name by  president  or other
                                        authorized  officer.  If a partnership,
                                        please  sign  in  partnership  name  by
                                        authorized person.

                                        Dated:___________, 1999

                                        X_________________________________
                                        Signature

                                        X_________________________________
                                        Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                         PRELIMINARY COPY                        COMMON STOCK

                    MUNIYIELD NEW JERSEY INSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield New Jersey Insured Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                               (Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.


1.  ELECTION OF TRUSTEES   FOR all nominees listed below                     WITHHOLD AUTHORITY
                           (except as marked to the contrary below)  |_|     to vote for all nominees listed
                                                                             below  |_|

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, FRED G. WEISS AND ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR |_|             AGAINST |_|             ABSTAIN |_|

3. Proposal to approve an amendment to the Certificate of Designation of the Fund.

FOR |_|             AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as name  appears
                                        hereon.  When  shares are held by joint
                                        tenants, both should sign. When signing
                                        as    attorney    or    as    executor,
                                        administrator,   trustee  or  guardian,
                                        please  give full  title as such.  If a
                                        corporation,   please   sign   in  full
                                        corporate  name by  president  or other
                                        authorized  officer.  If a partnership,
                                        please  sign  in  partnership  name  by
                                        authorized person.

                                        Dated:___________, 1999

                                        X_________________________________
                                        Signature

                                        X_________________________________
                                        Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                         PRELIMINARY COPY                         COMMON STOCK

                     MUNIYIELD MICHIGAN INSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield Michigan Insured Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                               (Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.


1.  ELECTION OF TRUSTEES   FOR all nominees listed below                     WITHHOLD AUTHORITY
                           (except as marked to the contrary below)  |_|     to vote for all nominees listed
                                                                             below  |_|

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, FRED G. WEISS AND ARTHUR ZEIKEL

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR |_|             AGAINST |_|             ABSTAIN |_|

3. Proposal to approve an amendment to the Certificate of Designation of the Fund.

FOR |_|             AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as name  appears
                                        hereon.  When  shares are held by joint
                                        tenants, both should sign. When signing
                                        as    attorney    or    as    executor,
                                        administrator,   trustee  or  guardian,
                                        please  give full  title as such.  If a
                                        corporation,   please   sign   in  full
                                        corporate  name by  president  or other
                                        authorized  officer.  If a partnership,
                                        please  sign  in  partnership  name  by
                                        authorized person.

                                        Dated:___________, 1999

                                        X_________________________________
                                        Signature

                                        X_________________________________
                                        Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                PRELIMINARY COPY

                                                                 AUCTION MARKET
                                                               PREFERRED SHARES

                             MUNIVEST FLORIDA FUND
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of Auction Market
         Preferred Shares of MuniVest Florida Fund (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of shareholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                               (Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.


1.  ELECTION OF TRUSTEES   FOR all nominees listed below                     WITHHOLD AUTHORITY
                           (except as marked to the contrary below)  |_|     to vote for all nominees listed
                                                                             below  |_|

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, FRED G. WEISS AND ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR |_|             AGAINST |_|             ABSTAIN |_|

3. Proposal to approve an amendment to the Certificate of Designation of the Fund.

FOR |_|             AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as name  appears
                                        hereon.  When  shares are held by joint
                                        tenants, both should sign. When signing
                                        as    attorney    or    as    executor,
                                        administrator,   trustee  or  guardian,
                                        please  give full  title as such.  If a
                                        corporation,   please   sign   in  full
                                        corporate  name by  president  or other
                                        authorized  officer.  If a partnership,
                                        please  sign  in  partnership  name  by
                                        authorized person.

                                        Dated:___________, 1999

                                        X_________________________________
                                        Signature

                                        X_________________________________
                                        Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                PRELIMINARY COPY
                                                                 AUCTION MARKET
                                                                PREFERRED STOCK

                      MUNIVEST MICHIGAN INSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniVest Michigan Insured Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                               (Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.


1.  ELECTION OF TRUSTEES   FOR all nominees listed below                     WITHHOLD AUTHORITY
                           (except as marked to the contrary below)  |_|     to vote for all nominees listed
                                                                             below  |_|

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) DONALD CECIL, M. COLYER CRUM, EDWARD H. MEYER, JACK B. SUNDERLAND, J.THOMAS TOUCHTON, FRED G. WEISS ABD ARTHUR ZEIKEL

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR |_|             AGAINST |_|             ABSTAIN |_|

3. Proposal to approve an amendment to the Certificate of Designation of the Fund.

FOR |_|             AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as name  appears
                                        hereon.  When  shares are held by joint
                                        tenants, both should sign. When signing
                                        as    attorney    or    as    executor,
                                        administrator,   trustee  or  guardian,
                                        please  give full  title as such.  If a
                                        corporation,   please   sign   in  full
                                        corporate  name by  president  or other
                                        authorized  officer.  If a partnership,
                                        please  sign  in  partnership  name  by
                                        authorized person.

                                        Dated:___________, 1999

                                        X_________________________________
                                        Signature

                                        X_________________________________
                                        Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                        PRELIMINARY COPY
                                                                 AUCTION MARKET
                                                                PREFERRED STOCK

                         MUNIVEST NEW JERSEY FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniVest New Jersey Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                               (Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.


1.  ELECTION OF TRUSTEES   FOR all nominees listed below                     WITHHOLD AUTHORITY
                           (except as marked to the contrary below)  |_|     to vote for all nominees listed
                                                                             below  |_|

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) DONALD CECIL, M. COLYER CRUM, EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, FRED G. WEISS

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR |_|             AGAINST |_|             ABSTAIN |_|

3. Proposal to approve an amendment to the Certificate of Designation of the Fund.

FOR |_|             AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as name  appears
                                        hereon.  When  shares are held by joint
                                        tenants, both should sign. When signing
                                        as    attorney    or    as    executor,
                                        administrator,   trustee  or  guardian,
                                        please  give full  title as such.  If a
                                        corporation,   please   sign   in  full
                                        corporate  name by  president  or other
                                        authorized  officer.  If a partnership,
                                        please  sign  in  partnership  name  by
                                        authorized person.

                                        Dated:___________, 1999

                                        X_________________________________
                                        Signature

                                        X_________________________________
                                        Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                PRELIMINARY COPY
                                                                 AUCTION MARKET
                                                               PREFERRED SHARES

                         MUNIYIELD FLORIDA INSURED FUND
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniYield Florida Insured Fund (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of shareholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                            (Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.


1.  ELECTION OF TRUSTEES   FOR all nominees listed below                     WITHHOLD AUTHORITY
                           (except as marked to the contrary below)  |_|     to vote for all nominees listed
                                                                             below  |_|

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) DONALD CECIL, M. COLYER CRUM, EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, FRED G. WEISS

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR |_|             AGAINST |_|             ABSTAIN |_|

3. Proposal to approve an amendment to the Certificate of Designation of the Fund.

FOR |_|             AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as name  appears
                                        hereon.  When  shares are held by joint
                                        tenants, both should sign. When signing
                                        as    attorney    or    as    executor,
                                        administrator,   trustee  or  guardian,
                                        please  give full  title as such.  If a
                                        corporation,   please   sign   in  full
                                        corporate  name by  president  or other
                                        authorized  officer.  If a partnership,
                                        please  sign  in  partnership  name  by
                                        authorized person.

                                        Dated:___________, 1999

                                        X_________________________________
                                        Signature

                                        X_________________________________
                                        Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                PRELIMINARY COPY
                                                                 AUCTION MARKET
                                                               PREFERRED SHARES

                          MUNIYIELD PENNSYLVANIA FUND
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniYield Pennsylvania Fund (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of shareholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                             (Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.


1.  ELECTION OF TRUSTEES   FOR all nominees listed below                     WITHHOLD AUTHORITY
                           (except as marked to the contrary below)  |_|     to vote for all nominees listed
                                                                             below  |_|

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) DONALD CECIL, M. COLYER CRUM, EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, FRED G. WEISS

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR |_|             AGAINST |_|             ABSTAIN |_|

3. Proposal to approve an amendment to the Certificate of Designation of the Fund.

FOR |_|             AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as name  appears
                                        hereon.  When  shares are held by joint
                                        tenants, both should sign. When signing
                                        as    attorney    or    as    executor,
                                        administrator,   trustee  or  guardian,
                                        please  give full  title as such.  If a
                                        corporation,   please   sign   in  full
                                        corporate  name by  president  or other
                                        authorized  officer.  If a partnership,
                                        please  sign  in  partnership  name  by
                                        authorized person.

                                        Dated:___________, 1999

                                        X_________________________________
                                        Signature

                                        X_________________________________
                                        Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                PRELIMINARY COPY
                                                                 AUCTION MARKET
                                                                PREFERRED STOCK

                    MUNIYIELD NEW JERSEY INSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield New Jersey Insured Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                              (Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.


1.  ELECTION OF TRUSTEES   FOR all nominees listed below                     WITHHOLD AUTHORITY
                           (except as marked to the contrary below)  |_|     to vote for all nominees listed
                                                                             below  |_|

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) DONALD CECIL, M. COLYER CRUM, EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, FRED G. WEISS

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR |_|             AGAINST |_|             ABSTAIN |_|

3. Proposal to approve an amendment to the Certificate of Designation of the Fund.

FOR |_|             AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as name  appears
                                        hereon.  When  shares are held by joint
                                        tenants, both should sign. When signing
                                        as    attorney    or    as    executor,
                                        administrator,   trustee  or  guardian,
                                        please  give full  title as such.  If a
                                        corporation,   please   sign   in  full
                                        corporate  name by  president  or other
                                        authorized  officer.  If a partnership,
                                        please  sign  in  partnership  name  by
                                        authorized person.

                                        Dated:___________, 1999

                                        X_________________________________
                                        Signature

                                        X_________________________________
                                        Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                PRELIMINARY COPY
                                                                 AUCTION MARKET
                                                                PREFERRED STOCK

                         MUNIYIELD MICHIGAN FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Michigan Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

                  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                              (Continued and to be signed on the reverse side)

Please mark boxes |X| or |X| in blue or black ink.


1.  ELECTION OF TRUSTEES   FOR all nominees listed below                     WITHHOLD AUTHORITY
                           (except as marked to the contrary below)  |_|     to vote for all nominees listed
                                                                             below  |_|

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) DONALD CECIL, M. COLYER CRUM, EDWARD H. MEYER, JACK B. SUNDERLAND, J. THOMAS TOUCHTON, FRED G. WEISS

2. Proposal to ratify the selection of Ernst & Young LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR |_|             AGAINST |_|             ABSTAIN |_|

3. Proposal to approve an amendment to the Certificate of Designation of the Fund.

FOR |_|             AGAINST |_|             ABSTAIN |_|

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                                        Please  sign  exactly  as name  appears
                                        hereon.  When  shares are held by joint
                                        tenants, both should sign. When signing
                                        as    attorney    or    as    executor,
                                        administrator,   trustee  or  guardian,
                                        please  give full  title as such.  If a
                                        corporation,   please   sign   in  full
                                        corporate  name by  president  or other
                                        authorized  officer.  If a partnership,
                                        please  sign  in  partnership  name  by
                                        authorized person.

                                        Dated:___________, 1999

                                        X_________________________________
                                        Signature

                                        X_________________________________
                                        Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.